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
COMMON STOCK                                                    COMMON STOCK
NUMBER                                                          SHARES
C
 -----------                                                    --------------
INCORPORATED UNDER THE LAWS                                     SEE REVERSE SIDE FOR
 OF THE STATE OF TEXAS                                          CERTAIN DEFINITIONS

                                                                CUSIP 140667 10 6

                                              [LOGO]

                                    CAPROCK COMMUNICATIONS CORP.

THIS CERTIFIES THAT

                                             SPECIMEN

IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF
                                    CAPROCK COMMUNICATIONS CORP.
transferable on the books of the Corporation by said owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


/s/ Richard H. Roberson           [SEAL]         /s/ Jere W. Thompson, Jr.

    SECRETARY                                        CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
                        AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                      P.O. BOX 1696
                                  DENVER, COLORADO 80201
                                                  Transfer Agent and Registrar


By                                                    Authorized Signature
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                                    [LOGO]

     No shareholder has any preemptive right to acquire any unissued or treasury securities of the Company. A complete statement of the denial of preemptive rights is set forth in the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), on file in the office of the Secretary of State of the State of Texas. The Company will furnish a copy of the Articles of Incorporation to the record holder of this certificate, without charge, on request to the Company at its principal place of business or registered office. The Articles of Incorporation authorize the Company to issue shares of more than one class of stock and the board of directors of the Company have been granted the authority to fix and determine the designations, preferences, limitations and relative rights thereof. The Company will furnish a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued to the record holder of this certificate, without charge, upon written request to the Company at its principal place of business or registered office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                UNIF GIFT MIN ACT --
TEN ENT -- as tenants by the entireties        __________ Custodian __________
JT TEN -- as joint tenants with right of         (Cust)               (Minor)
          survivorship and not as tenants      Under Uniform Gifts to Minors
          in common                            Act_____________________________
                                                               (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto:

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

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               PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                 INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

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                                                                         SHARES
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of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.

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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

DATED
     ---------------------------

           NOTICE:                     X
THE SIGNATURE(S) TO THIS                  ------------------------------------
ASSIGNMENT MUST CORRESPOND WITH                      (SIGNATURE)
THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR       X
ENLARGEMENT OR ANY CHANGE                ------------------------------------
WHATEVER.                                            (SIGNATURE)

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY:
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